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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2002

Date of reporting period: JUNE 30, 2003

Item 1. Report to Shareholders.





                                                               VAN ECK GLOBAL
                                                    Worldwide Insurance Trust

                                                           SEMI-ANNUAL REPORT
                                                                JUNE 30, 2003

                                   discipline


                                              WORLDWIDE EMERGING MARKETS FUND



allocation



                                                                    diversify



                         GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letter represents the personal opinions of the individual portfolio manager(s) and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the portfolio manager(s) are as of June 30, 2003, and are subject to change.

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Worldwide Emerging Markets Fund gained 10.41% during the year-to-date period ending June 30, 2003. Overall, the past six months produced very favorable results for emerging market equities. However, the first half of the year was the proverbial "tale of two quarters." Serious headwinds persisted during the first quarter, which made it difficult for emerging markets to perform. Concerns regarding the success of military action in Iraq, poor global economic data, and SARS-related fears all contributed to weak markets. However, as the second quarter progressed, dissipating fears of a global recession, rising hopes of avoiding deflation, and a weakening U.S. dollar combined with strong inflows into emerging markets debt funds helped buoy the asset class. In this environment, emerging market equities rebounded, resulting in solid performance for the first half. The benchmark Morgan Stanley Capital International (MSCI) Emerging Markets Free Index rose 13.90% for the period.

In terms of country weightings, we continue to favor Asia at the expense of Latin America, Emerging Europe and Africa. We maintain our growth emphasis and look to increase our weightings in cyclical investments and those benefiting from an improvement in the U.S. economy.


MARKET REVIEW

The top performing markets during the first half included a number of smaller countries such as ARGENTINA, ISRAEL and INDONESIA (together representing 3.2% of the Fund's total net assets as of June 30). Among the larger markets, BRAZIL (7.2% of Fund net assets) took top honors, gaining 43%+ in U.S. dollar terms over the period. Positive factors included a strengthening Brazilian real and the diminution of risk aversion among investors. The Brazilian Government has proposed significant reform in the social security and tax areas. However, significant risks of political and procedural hurdles exist, and we ended the period with more of a cautious view. Nevertheless, the market has remained relatively cheap, and we believe there is room for interest rates to decline further.

The ISRAELI market (1.4% of Fund net assets) had a strong run during the first six months of 2003. Relief that the Iraqi war did not precipitate a wider conflict, as well as strong momentum in the generic pharmaceutical and technology sectors, helped propel the market to a 46% gain for the period. In addition, progressive steps were taken in the peace process in the region. To the extent that the market begins to discount any further progress on this front, valuation multiples could expand further.

One of the most active and best performing markets was RUSSIA (3.3% of Fund net assets), gaining 40% in U.S. dollar terms. The economy has been strengthening, and accelerating capital inflows have produced buoyant domestic liquidity. The strong run in the Russian debt market indicated more tolerance for country risk, while restructuring and M&A (merger and acquisition) activities have been the major themes.

Asia's top representatives were THAILAND and INDONESIA (2.1% and 1.8% of Fund net assets), which rose 33% and 29% in U.S. dollar terms, respectively. For Thailand, the story has very much been one of domestic consumption. Also, we have increasingly seen signs of a revival in investment spending, which helped ease concerns about the sustainability of Thailand's domestic recovery. Indonesia has also seen improving domestic demand, and politics here have been relatively quiescent. The Fund added to its holdings in both markets during the half, as equities remained relatively cheap compared to larger Asian markets.

The HONG KONG market (3.4% of Fund net assets) was hard hit by the SARS outbreak. Despite signs of a decent rebound in the most affected sectors, Hong Kong still underperformed the rest of the region, returning only 3% in U.S. dollar terms in the first half. However, such disappointing performance failed to reflect the much stronger performance of CHINA-RELATED SHARES (4.7% of Fund net assets). China's economy remained strong and liquidity conditions were benign. Toward the end of the period, it appeared likely that new regulations would allow mainland money easier access to the Hong Kong market, which we felt may result in more momentum for the China-related stocks listed in Hong Kong.

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

A relatively disappointing market was SOUTH KOREA (23.6% of Fund net assets), which rose 6% over the first half of 2003. Lackluster results were mainly the product of the domestic credit cycle, with non-performing loans dragging down earnings in the financial sector. We ended the period with a positive outlook on South Korea, however, based on our belief of a bottoming of that cycle, an increase in domestic demand, and a global pickup in economic activity.

Overall, the first half of the year solidified a fair degree of confidence in emerging markets. We believe that emerging market equities are the best way to position a portfolio for an upturn in global leading indicators. They have historically benefited more than developed markets from a weak U.S. dollar--due to real or quasi-US$ pegs in Asia and high US$-denominated debt in Latin America. Over the last 25 years, a weak U.S. trade-weighted dollar has typically been followed by strong emerging market equity performance. During the period under review, emerging market investors have benefited from relatively cheap equities, superior growth prospects (due to favorable demographics and productivity growth), and generally undervalued currencies. We maintain that portfolio diversification is a key element to successful investing, particularly in the volatile investment environment of the past few years.

We would like to thank you for your participation in the Van Eck Worldwide Emerging Markets Fund, and we look forward to working with you in the future.


[PHOTO OF DAVID A. SEMPLE]

/S/ DAVID A. SEMPLE
----------------------
DAVID A. SEMPLE
PORTFOLIO MANAGER

July 11, 2003


All references to Fund assets refer to Total Net Assets.

Investors should be aware that emerging market investments can be extremely volatile. Because of this, they should be viewed as a complement to a broad-based portfolio. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities and may therefore at times be illiquid.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

*The MSCI Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

+All regional and market returns are in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock market indices; for example, the Brazilian market is measured by the Brazil Bovespa Stock Index.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                             GEOGRAPHICAL WEIGHTINGS
                        AS OF JUNE 30, 2003* (UNAUDITED)

      [The following is represented as a pie chart in the original piece.]

                      South Korea                       23.6%
                      Taiwan                             9.8%
                      South Africa                       9.4%
                      Other Assets Less Liabilities      9.4%
                      Brazil                             7.2%
                      Short-Term Obligation              5.5%
                      India                              5.1%
                      China                              4.7%
                      Mexico                             4.7%
                      Hong Kong                          3.4%
                      Russia                             3.3%
                      Malaysia                           2.9%
                      Thailand                           2.1%
                      Croatia                            1.9%
                      Indonesia                          1.8%
                      Hungary                            1.4%
                      Israel                             1.4%
                      Turkey                             1.4%
                      Singapore                          1.0%

----------
*Portfolio is subject to change.

                         WORLDWIDE EMERGING MARKETS FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2003*
--------------------------------------------------------------------------------

HYUNDAI MOBIS
(SOUTH KOREA, 3.8%)
Hyundai Mobis manufactures and markets automotive parts and equipment. The company also produces industrial machinery, military vehicles and transportation containers.

SAMSUNG ELECTRONICS CO. LTD.
(SOUTH KOREA, 3.6%)
Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers, telecommunications equipment and televisions.

ANGLO AMERICAN PLC
(SOUTH AFRICA, 3.2%) Anglo American is a global mining and natural resources company, which has interests in gold, diamonds, platinum, coal, copper, nickel, zinc, ferrous metals, base metals, industrial minerals and forest products. The company has operations and developments in Africa, Europe, Australia, and South and North America.

KANGWON LAND, INC.
(SOUTH KOREA, 2.6%)
Kangwon Land is a casino and hotel services provider located in the Kangwon province of South Korea. Kangwon operates, under their gaming licenses, a number of gaming tables and slot machines for domestic and international customers.

KOOKMIN BANK
(SOUTH KOREA, 2.6%)
Kookmin provides various commercial and personal banking services such as deposits, loans, credit cards, trust funds, foreign exchange transactions and corporate finance.

HYUNDAI MOTOR CO. LTD.
(SOUTH KOREA, 2.5%)
Hyundai manufactures, sells, and exports passenger cars, trucks, and commercial vehicles. The company also sells various auto parts and operates auto repair service centers throughout South Korea. Hyundai Motor provides financial services through its subsidiaries.

TAIWAN SEMICONDUCTOR MANUFACTURING CO. LTD.
(TAIWAN, 2.3%)
Taiwan Semiconductor manufactures integrated circuits based on its proprietary designs. The company offers a comprehensive set of integrated circuit fabrication processes to manufacture CMOS logic, mixed-mode, volatile and non-volatile memory and BiCMOS chips. Taiwan Semiconductor is an affiliate of Philips Electronics N.V.

ALEXANDER FORBES LTD.
(SOUTH AFRICA, 2.2%)
Alexander Forbes is a South African professional services organization which provides financial services including risk management and risk finance consulting, employee benefit and actuarial consulting, health care administration and consulting, insurance, reinsurance and wholesale broking, niche underwriting and related products and services.

DENWAY MOTORS LTD.
(CHINA, 2.1%)
Denway Motors, through its subsidiaries, manufactures, assembles, and trades motor vehicles, automotive equipment and parts in China. Its main subsidiary is a joint venture with Honda of Japan.

SHINSEGAE CO. LTD.
(SOUTH KOREA, 2.0%)
Shinsegae operates department stores and E-Mart discount stores in South Korea. The company retails food, clothing, household goods, electronics and other items through several branch stores.


----------
*Portfolio is subject to change

                         WORLDWIDE EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

          NO. OF                                                       VALUE
COUNTRY   SHARES         SECURITIES (a)                              (NOTE 1)
--------------------------------------------------------------------------------
BRAZIL: 7.2%
           75,000   Aracruz Celulose S.A.                          $  1,579,500
           49,000   Cia Vale Do Rio Doce
                      (ADR)                                           1,359,750
           83,000   Companhia Brasileira de
                      Distribuicao Grupo Pao
                      de Acucar                                       1,273,220
          119,519   Embraer Aircraft Corp.
                      (Sponsored ADR)                                 2,282,813
          117,000   Gerdau S.A. (Preferred Stock)                     1,349,968
        1,282,021   Itausa Investimentos Itau S.A.                    1,010,703
           84,400   Petroleo Brasileiro S.A.
                      (Preferred Stock)                               1,505,242
           66,000   Petroleo Brasileiro S.A.(ADR)                     1,304,160
                                                                   ------------
                                                                     11,665,356
                                                                   ------------
CHINA: 4.7%
          170,000   China Mobile (Hong Kong) Ltd.                       401,110
           15,050   China Mobile (Hong Kong) Ltd.
                      (Sponsored ADR)                                   177,139
        1,580,000   CNOOC Ltd.                                        2,329,980
        7,375,000   Denway Motors Ltd.                                3,333,638
        2,000,000   Matrix 8848.Net Holdings*(b)                        160,000
        4,300,000   Sinotrans Ltd.                                    1,213,077
                                                                   ------------
                                                                      7,614,944
                                                                   ------------
CROATIA: 1.9%
          223,000   Pliva D.D. (GDR)                                  3,077,400
                                                                   ------------
HONG KONG: 3.4%
          435,500   Asia Satellite
                      Telecommunications
                      Holdings Ltd.                                     717,610
        2,800,000   Chen Hsong Holdings Ltd.                          1,005,341
          130,000   Hutchison Whampoa Ltd.                              791,834
        4,600,000   Media Partners International
                      Holdings, Inc.                                    100,278
        2,000,000   Next Media Ltd.                                     641,161
        2,802,120   Star Cruises Ltd.                                   736,610
          834,000   Techtronic Industries Co. Ltd.                    1,400,989
                                                                   ------------
                                                                      5,393,823
                                                                   ------------
HUNGARY: 1.4%
          235,000   OTP Bank Rt.                                      2,269,797
                                                                   ------------
INDIA: 5.1%
          150,000   Bharat Heavy Electricals Ltd.                       872,010
           62,800   HDFC Bank Ltd. (ADR)                              1,177,500
          127,600   Housing Development Finance
                      Corporation Ltd.                                1,124,508


          NO. OF                                                       VALUE
COUNTRY   SHARES         SECURITIES (a)                              (NOTE 1)
--------------------------------------------------------------------------------
INDIA (CONTINUED)
           41,500   Infosys Technologies Ltd.                      $  2,915,194
           93,800   Maruti Udyog Ltd.*                                  252,640
          231,500   Satyam Computer
                      Services Ltd.                                     960,219
          118,987   State Bank of India                                 982,200
                                                                   ------------
                                                                      8,284,271
                                                                   ------------
INDONESIA: 1.8%
        5,200,000   PT Telekomunikasi Indonesia                       2,915,152
                                                                   ------------
ISRAEL: 1.4%
           38,000   Teva Pharmaceutical
                      Industries Ltd.                                 2,162,200
                                                                   ------------
MALAYSIA: 2.9%
          485,000   Genting Berhad                                    1,914,474
          555,000   IOI Corp.                                           832,500
          795,000   MAA Holdings Berhad                                 958,184
        2,939,000   Multi-Purpose Holdings Berhad                       989,979
                                                                   ------------
                                                                      4,695,137
                                                                   ------------
MEXICO: 4.7%
           25,900   Coca-Cola FEMSA, S.A.
                      de C.V. (Sponsored ADR)                           556,850
        1,275,000   Consorcio ARA S.A. de C.V.                        2,524,090
          432,000   Corporacion GEO S.A.
                      de C.V. (Series B)                              1,261,194
          437,850   Grupo Financiero Banorte
                      S.A de C.V.                                     1,373,045
        2,200,000   Grupo Financiero BBVA
                      Bancomer, S.A. de C.V.                          1,853,361
                                                                   ------------
                                                                      7,568,540
                                                                   ------------
RUSSIA: 3.3%
           24,500   Lukoil (Sponsored ADR)                            1,935,500
            5,000   Sberbank RF                                       1,410,000
          100,000   Sun Interbrew Ltd. (GDR)*                           380,000
          114,000   YUKOS                                             1,596,000
                                                                   ------------
                                                                      5,321,500
                                                                   ------------
SINGAPORE: 1.0%
        1,225,000   Noble Group Ltd. (Singapore)                      1,134,098
        1,475,000   Star Cruises Ltd.                                   383,500
                                                                   ------------
                                                                      1,517,598
                                                                   ------------
SOUTH AFRICA: 9.4%
        2,975,000   African Bank Investments Ltd.                     2,462,189
        2,415,000   Alexander Forbes Ltd.                             3,546,113
          335,000   Anglo American PLC                                5,132,615



                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                      JUNE 30, 2003 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

          NO. OF                                                       VALUE
COUNTRY   SHARES         SECURITIES (a)                              (NOTE 1)
--------------------------------------------------------------------------------
SOUTH AFRICA (CONTINUED)
           26,500   Impala Platinum Holdings Ltd.                  $  1,577,697
        1,500,000   Sanlam Ltd.                                       1,401,626
           93,000   Sasol Ltd.                                        1,037,223
                                                                   ------------
                                                                     15,157,463
                                                                   ------------
SOUTH KOREA: 23.6%
           30,500   Cheil Communications, Inc.                        3,000,209
           70,000   Honam Petrochemical Corp.                         2,056,928
          239,500   Hyundai Mobis                                     6,145,396
          150,000   Hyundai Motor Co. Ltd.                            3,968,188
           38,200   Kangwon Land, Inc.                                4,253,328
          136,001   Kookmin Bank                                      4,098,816
            1,537   Kookmin Bank
                      (Sponsored ADR)                                    46,494
           67,000   Korea Electric Power Corp.                        1,060,109
           60,000   KT Freetel                                        1,253,244
            5,500   POSCO                                               570,950
           19,650   Samsung Electronics Co. Ltd.                      5,839,891
          400,000   Samsung Heavy
                      Industries Co. Ltd.                             1,604,018
           20,300   Shinsegae Co. Ltd.                                3,169,485
            6,000   SK Telecom Co. Ltd.                               1,024,697
                                                                   ------------
                                                                     38,091,753
                                                                   ------------
TAIWAN: 9.8%
        1,034,080   Advantech Co. Ltd.                                1,493,904
          659,424   Benq Corp.                                          748,783
        3,447,500   Eva Airways Corp.                                 1,235,163
          900,000   Evergreen Marine                                    639,700
          400,000   Hon Hai Precision Industry
                      Co. Ltd.                                        1,450,448
          237,000   MediaTek, Inc.                                    2,376,163
        1,400,000   Mega Financial Holding Co. Ltd.                     659,347
          300,000   Nien Hsing Textile Co. Ltd.                         299,047
          665,550   Quanta Computer, Inc.                             1,374,944
          157,250   Siliconware Precision
                      Industries Co. (ADR)                              506,345
        2,233,900   Taiwan Semiconductor
                      Manufacturing Co. Ltd.                          3,679,061
        1,500,000   Wan Hai Lines Ltd.                                1,326,206
                                                                   ------------
                                                                     15,789,111
                                                                   ------------


          NO. OF                                                       VALUE
COUNTRY   SHARES         SECURITIES (a)                              (NOTE 1)
--------------------------------------------------------------------------------
THAILAND: 2.1%
          950,000   Bangkok Bank Public Co. Ltd.                   $  1,263,958
        4,110,000   Quality Houses Public Co. Ltd.                      732,359
          822,000   Quality Houses Public Co. Ltd.
                      Warrants  (THB 6.00,
                      expiring 5/20/08)                                  29,294
          400,000   Siam Cement Public Co. Ltd.                       1,425,516
                                                                   ------------
                                                                      3,451,127
                                                                   ------------
TURKEY: 1.4%
        5,500,000   Dogan Yayin Holdings                                860,768
        5,829,167   Haci Omer Sabanci
                      Holding A.S.                                    1,397,192
                                                                   ------------
                                                                      2,257,960
                                                                   ------------

TOTAL STOCKS AND OTHER INVESTMENTS: 85.1%
(COST: $111,406,265)                                               $137,233,132
                                                                   ------------






                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                      JUNE 30, 2003 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


PRINCIPAL                         DATE OF                       VALUE
AMOUNT                            MATURITY     COUPON          (NOTE 1)
-------------------------------------------------------------------------


SHORT-TERM OBLIGATION: 5.5%
Repurchase Agreement (Note
  11): Purchased on 6/30/03;
  Maturity value $8,925,268
  (with State Street Bank &
  Trust Co., collateralized by
  $8,525,000 Federal Home
  Loan Bank 1.60% due 9/24/04
  with a value of $9,104,013)
  (Cost: $8,925,000)              7/01/03       1.08%        $  8,925,000
                                                             ------------

TOTAL INVESTMENTS: 90.6%
(COST: $120,331,265)                                          146,158,132
OTHER ASSETS LESS LIABILITIES: 9.4%                            15,172,398
                                                             ------------
NET ASSETS: 100%                                             $161,330,530
                                                             ============



SUMMARY OF             % OF             SUMMARY OF            % OF
INVESTMENTS             NET             INVESTMENTS            NET
BY INDUSTRY           ASSETS            BY INDUSTRY          ASSETS
-----------           ------            -----------          ------
Autos                   8.5%            Paper and Forest
Banks                  11.1%              Products             1.0%
Capital Goods           1.4%            Pharmaceuticals        3.2%
Consumer Durables                       Real Estate            4.7%
   and Apparels         1.1%            Retail                 2.7%
Diversified Financial   4.8%            Shipping               1.4%
Energy                  5.4%            Software               2.4%
Food, Beverage and                      Technology Hardware   11.8%
   Tobacco              0.6%            Telecommunications     4.0%
Hotel and Leisure       1.9%            Transportation         2.3%
Industrials             1.2%            Utilities              0.7%
Materials              10.5%            Short Term Obligation  5.5%
Media                   2.8%            Other Assets less
Multi Industry          1.6%              Liabilities          9.4%
                                                             ------
                                                             100.0%
                                                             ======

----------
(a)  Unless otherwise indicated, securities owned are shares of common stock.
(b)  Restricted security (Note 12).
*    Fair value as determined by the Board of Trustees.



Glossary:
ADR-American Depositary Receipt
GDR-Global Depositary Receipt




                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)

ASSETS:
Investments, at value (cost $120,331,265) (Note 1) ...........    $ 146,158,132
Cash .........................................................        1,080,243
Cash--initial margin for equity swap (Note 9) ................        2,952,710
Receivables:
   Capital shares sold .......................................        8,809,650
   Due from broker (Note 9) ..................................        2,327,730
   Dividends and interest ....................................          396,711
                                                                  -------------
       Total assets ..........................................      161,725,176
                                                                  -------------

LIABILITIES:
Payables:
   Capital shares redeemed ...................................          178,315
   Due to Adviser ............................................           78,106
   Accounts payable ..........................................          138,225
                                                                  -------------
       Total liabilities .....................................          394,646
                                                                  -------------

Net assets ...................................................    $ 161,330,530
                                                                  =============

Shares outstanding ...........................................       18,551,250
                                                                  =============

Net asset value, redemption and offering price per share .....    $        8.70
                                                                  =============

Net assets consist of:
   Aggregate paid in capital .................................    $ 205,141,633
   Unrealized appreciation of investments, equity swaps
     and foreign currency transactions .......................       28,076,547
   Undistributed net investment income .......................          733,614
   Accumulated realized loss .................................      (72,621,264)
                                                                  -------------
                                                                  $ 161,330,530
                                                                  =============






                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

INCOME (NOTE 1):
Dividends (net of foreign taxes withheld of $247,666) .............                    $  2,143,113
Interest ..........................................................                         175,343
                                                                                       ------------
    Total income ..................................................                       2,318,456
                                                                                       ------------

EXPENSES:
Management (Note 2) ...............................................   $    822,577
Administration (Note 2) ...........................................          1,177
Custodian .........................................................        185,965
Professional ......................................................         75,764
Report to shareholders ............................................         46,430
Interest (Note 10) ................................................         26,132
Trustees fees and expenses ........................................         21,720
Transfer agency ...................................................          9,687
Other .............................................................         14,498
                                                                      ------------
    Total expenses ................................................      1,203,950
    Expenses assumed by the Adviser (Note 2) ......................       (108,288)
                                                                      ------------
    Net Expense ...................................................                       1,095,662
                                                                                       ------------
    Net investment income .........................................                       1,222,794
                                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain from security transactions ..........................                         306,185
Realized loss from foreign currency transactions ..................                        (198,626)
Realized gain from futures ........................................                         643,572
Change in unrealized appreciation of investments and swaps ........                      19,463,429
Change in unrealized appreciation of foreign denominated assets and
    liabilities and forward foreign currency contracts ............                          16,583
                                                                                       ------------
Net realized and unrealized gain on investments, swaps, futures and
    foreign currency transactions .................................                      20,231,143
                                                                                       ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............                    $ 21,453,937
                                                                                       ============





                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             SIX MONTHS ENDED      YEAR ENDED
                                                                               JUNE 30, 2003      DECEMBER 31,
                                                                                (UNAUDITED)           2002
                                                                             ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
   Net investment income .................................................   $     1,222,794    $       724,470
   Realized gain (loss) from security transactions .......................           306,185        (10,060,283)
   Realized losses from foreign currency transactions ....................          (198,626)          (607,796)
   Realized gain (loss) from futures and swaps ...........................           643,572         (2,919,886)
   Change in unrealized appreciation/depreciation of investments and swaps        19,463,429         (2,916,383)
   Change in unrealized appreciation/depreciation of foreign denominated
     assets and liabilities, and forward foreign currency contracts ......            16,583            (46,287)
                                                                             ---------------    ---------------
Net increase (decrease) in net assets resulting from operations ..........        21,453,937        (15,826,165)
                                                                             ---------------    ---------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income .................................................          (294,007)          (285,542)

CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares .........................................     2,142,647,577      4,691,550,490
   Reinvestment of dividends and distributions ...........................           294,007            285,542
   Cost of shares reacquired .............................................    (2,152,033,397)    (4,660,885,959)
                                                                             ---------------    ---------------
     Net increase (decrease) in net assets resulting from capital share
       transactions ......................................................        (9,091,813)        30,950,073
                                                                             ---------------    ---------------
     Total increase in net assets ........................................        12,068,117         14,838,366

NET ASSETS:
Beginning of period ......................................................       149,262,413        134,424,047
                                                                             ---------------    ---------------
End of period (including undistributed net investment
   income of $733,614 and $3,453, respectively) ..........................   $   161,330,530    $   149,262,413
                                                                             ===============    ===============

* SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (UNLIMITED NUMBER OF
  $.001 PAR VALUE SHARES AUTHORIZED):
   Shares sold ...........................................................       273,047,080        563,066,362
   Reinvestment of dividends .............................................            37,122             33,319
   Shares reacquired .....................................................      (273,461,640)      (560,656,161)
                                                                             ---------------    ---------------
   Net increase (decrease) ...............................................          (377,438)         2,443,520
                                                                             ===============    ===============





                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                 SIX MONTHS
                                                   ENDED
                                                  JUNE 30,                           YEAR ENDED DECEMBER 31,
                                                   2003          ---------------------------------------------------------------
                                                (UNAUDITED)        2002         2001         2000          1999           1998
                                                -----------      -------      -------      -------       -------         -------

Net Asset Value, Beginning of period ..........   $   7.89      $   8.15     $   8.29     $  14.26      $   7.12         $ 11.00
                                                  --------      --------     --------     --------      --------         -------
Income From Investment Operations:
Net Investment Income (Loss) ..................       0.06          0.04         0.08        (0.03)         0.10(a)         0.09
Net Realized and Unrealized Gain (Loss)
  on Investments, Swaps, Futures and
  Foreign Currency Transactions ...............       0.76         (0.28)       (0.22)       (5.94)         7.04           (3.80)
                                                  --------      --------     --------     --------      --------         -------
Total From Investment Operations ..............       0.82         (0.24)       (0.14)       (5.97)         7.14           (3.71)
                                                  --------      --------     --------     --------      --------         -------
Less Dividend and Distributions:
Dividend from Net Investment Income ...........      (0.01)        (0.02)          --           --            --           (0.09)
Distributions from Realized Capital Gains .....         --            --           --           --            --           (0.08)
                                                  --------      --------     --------     --------      --------         -------
Total Distributions ...........................      (0.01)        (0.02)          --           --            --           (0.17)
                                                  --------      --------     --------     --------      --------         -------
Net Asset Value, End of Period ................   $   8.70      $   7.89     $   8.15     $   8.29      $  14.26         $  7.12
                                                  ========      ========     ========     ========      ========         =======
Total Return (b) ..............................      10.41%        (3.02)%      (1.69)%     (41.87)%      100.28%         (34.15)%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ...............   $161,331      $149,262     $134,424     $129,047      $243,516         $54,513
Ratio of Gross Expenses to Average Net Assets..       1.46%(f)      1.36%        1.30%        1.33%         1.54%           1.61%
Ratio of Net Expenses to Average Net Assets ...       1.30%(c)(f)   1.30%(c)(e)  1.28%(c)     1.26%(c)(d)   1.34%(c)        1.50%
Ratio of Net Investment Income (Loss) .........
   to Average Net Assets ......................       1.49%(f)      0.39%(e)     1.04%       (0.22)%(d)     0.80%           1.02%
Portfolio Turnover Rate .......................         37%          125%         135%         113%          143%            117%

----------
(a) Based on average shares outstanding.
(b) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.
(c) Excluding interest expense.
(d) Net effect of expense waiver and brokerage arrangement to average net assets was 0.02%.
(e) Net effect of expense reimbursement by Adviser to average net assets for the periods ended June 30, 2003 and December 31, 2002 was 0.03% and 0.03%, respectively.
(f) Annualized




                        See Notes to Financial Statements

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Worldwide Emerging Markets Fund (the "Fund"), a diversified fund of the Trust, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimated.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities in which the Fund invests are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign market and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, if a Fund determines that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board of Trustees believes to be the fair value of the securities as of 4:00 p.m. Eastern Time. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale may differ materially from the value presented in the schedule of portfolio investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are market valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as realized gains or losses from foreign currency transactions.

D.   DIVIDENDS  AND   DISTRIBUTIONS--Dividend   income  and   distributions   to
shareholders are recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. USE OF DERIVATIVE INSTRUMENTS
FUTURES CONTRACTS--The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit ("initial margin") as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the Fund is required to make additional margin payments ("variation margin") to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the Fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in price of the futures contract and the price of the underlying instrument and interest rates. Gains and losses on futures contracts, if any, are separately disclosed. There were no futures outstanding at June 30, 2003.

OPTION CONTRACTS--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. There are no options written outstanding at June 30, 2003.

NOTE 2--MANAGEMENT AGREEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services provided to the Fund. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1.30% of average daily net assets except interest, taxes, brokerage commission and extraordinary expenses for the six months ended June 30, 2003. For the six months ended June 30, 2003, the Adviser assumed expenses in the amount of $108,288. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. In accordance with the advisory agreement, the Fund reimburses the Adviser for costs incurred in connection with certain other administrative functions.

NOTE 3--INVESTMENTS--Purchases and sales of securities, other than short-term obligations, aggregated $47,713,542 and $63,334,510 respectively, for the six months ended June 30, 2003.

NOTE 4--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at June 30, 2003 was $120,331,265. As of June 30, 2003, net unrealized appreciation for federal income tax purposes aggregate $25,826,867 of which $29,959,782 relate to appreciated securities and $4,132,915 related to the depreciated securities.

NOTE 5--CONCENTRATION OF RISK--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

NOTE 6--WARRANTS--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized loss from foreign currency transactions. At June 30, 2003, there were no outstanding forward foreign currency contracts.

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees.

The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. As of June 30, 2003, the net value of the asset and corresponding liability of the Fund's portion of the Plan is $79,237.

NOTE 9--EQUITY SWAP--The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker.

At June 30, 2003, the Fund had the following outstanding swap (stated in U.S. dollars):

                 NUMBER
UNDERLYING         OF         NOTIONAL    TERMINATION     UNREALIZED
SECURITIES       SHARES        AMOUNT        DATE        APPRECIATION
----------      --------     ----------   -----------    ------------
Gazprom
 Oil Co.        4,840,000    $2,952,710      Open         $2,327,730


NOTE 10--BANK LINE OF CREDIT--The Trust may participate with other funds managed by the Adviser (the "Van Eck Funds") in a $45 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Van Eck Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Van Eck Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Van Eck Funds at rates

                         WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
(CONTINUED)

based on prevailing market rates in effect at the time of borrowings. For the period ended June 30, 2003, the Fund borrowed an average daily amount of $3,067,315 at a weighted average interest rate of 1.90% under the Facility. At June 30, 2003, there were no outstanding borrowings under the Facility.

NOTE 11--REPURCHASE AGREEMENTS--Collateral for the repurchase agreement in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreements, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE 12--RESTRICTED SECURITIES--The following security is restricted as to sale:

                                                             % OF NET
                       DATE                                  ASSETS AT
                     ACQUIRED       COST          VALUE       6/30/03
                     --------    ----------     --------     ---------
Matrix 8848.
 Net Holdings        6/14/00     $2,045,629     $160,000       0.10%

                                                              [LOGO]
                                                       Retire on YOUR Terms(SM)
                                                        VARIABLE ANNUITIES
[VAN ECK GLOBAL LOGO]

Investment Adviser:    Van Eck Associates Corporation
      Distributor:     Van Eck Securities Corporation
                       99 Park Avenue, New York, NY 10016   www.vaneck.com


This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

Item 2. Code of Ethics.

Not applicable at this time, pursuant to SEC Release 34-47262; IC-25914.


Item 3. Audit Committee Financial Expert.

Not applicable at this time, pursuant to SEC Release 34-47262; IC-25914.


Item 4. Principal Accountant Fees and Services.

Not applicable at this time, pursuant to SEC Release 34-47262; IC-25914.


Item 5. Audit Committee of Listed Registrants.

Not applicable at this time, pursuant to SEC Release 34-47262; IC-25914.


Item 6. [RESERVED]


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.


Item 8. [RESERVED]


Item 9. Controls and Procedures.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Emerging Markets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company
       Act) provide reasonable assurances that material information relating to the Worldwide Emerging Markets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of our evaluation.


Item 10. Exhibits.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE EMERGING MARKETS FUND

By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                         ----------------------------------
Date  8/25/03
     ---------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        ------------------------
Date  8/25/03
     ---------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date  8/25/03
     ---------